Exhibit 13.



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CEZ, a. s. (the "Company") on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission (the "Annual Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                         /s/ MARTIN ROMAN
Date: June 30, 2004                   By:______________________________________
                                         Name:  Martin Roman
                                         Title: Chief Executive Officer



                                          /s/ DAVID SVOJITKA
Date: June 30, 2004                   By:______________________________________
                                         Name:  David Svojitka
                                         Title: Chief Financial Officer